Exhibit 10
                                                                      ----------

                                 AMENDMENT NO. 4
                                       TO
                         DEFERRED COMPENSATION AGREEMENT

         This is an Amendment made as of August 1, 2006 to the Deferred Compensation Agreement of February 2, 2000 (the "Agreement") by and between Harris & Harris Group, Inc., a corporation organized under the laws of the state of New York (the "Company") and Charles E. Harris (the "Executive").

                                     Recital
                                     -------


         Effective  January 1, 2005,  new  Internal  Revenue  Code (the  "Code")
Section 409A prohibits discretion regarding the time and form of benefit payments under the Agreement. In accordance with and as permitted by the Proposed Regulations issued under Section 409A and Q&A 19(c) of IRS Notice 2005-1, the Company wishes to allow Executive to make new elections on or before December 31, 2006 regarding the timing of remaining payments under the Agreement, provided that any such election made in 2006 cannot cause a payment to be made in 2006 or change the timing of a payment scheduled to be made in 2006.

                                    Amendment
                                    ---------

         Section 2.(1) of the Agreement is hereby amended to read as follows:

         The Executive's Deferred Compensation Account shall be paid in accordance with a payment timing election made by Executive on or before December 31, 2006, which payment timing election shall require payment after December 31, 2006. In the event Executive does not make a payment timing election on or before December 31, 2006, payment shall be made in accordance with the provisions of the Agreement immediately prior to the adoption of this Amendment No. 4. In the event Executive dies before payment is made, his entire balance shall be paid to his Beneficiary on the 90th day after his date of death.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be executed by its duly authorized officer as of the date first above written but actually on the date stated below.

                                  HARRIS & HARRIS GROUP, INC.

                                  By: /s/ Douglas W. Jamison
                                      -------------------------------

                                  Title: President
                                         ----------------------------

                                  Date: August 3, 2006
                                        -----------------------------


                                  /s/ Charles E. Harris
                                  -----------------------------------
                                  Charles E. Harris